UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT,

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 9, 2005

CHYRON CORPORATION

(Exact Name of Registrant as Specified in its Charter)
New York	1-9014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

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Item 2.02 Results of Operations and Financial Condition

On March 9, 2005, Chyron Corporation issued a press release announcing its results of operations for the fourth quarter and year ended December 31, 2004. A copy of the press release, including its Condensed Consolidated Statements of Operations (Unaudited) for the three months and year ended December 31, 2004 and 2003, and Condensed Consolidated Balance Sheets (Unaudited) at December 31, 2004 and December 31, 2003, is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release of Chyron Corporation dated March 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION
By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description

99.1	Press Release, dated March 9, 2005.

Date: March 10, 2005

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